Exhibit 10.7

                               SECURITY AGREEMENT

      THIS SECURITY AGREEMENT (this "Agreement") is made as of May 31, 2005, by and among VOIP, INC. a Texas corporation with a principal place of business located at 12330 SW 53rd Street, Suite 712, Fort Lauderdale, FL 33330 ("VoIP"), EGLOBALPHONE, INC. ("eGlobalphone"), VOIP SOLUTIONS, INC. ("Solutions"), DTNET TECHNOLOGIES, INC. ("DTNet"), and VOIP AMERICAS, ("Americas") (VoIP, eGlobalphone, Solutions, DTNet and Americas are each herein referred to as a "Grantor" and collectively as the "Grantors") all Florida corporations with principal place of business located at 12330 SW 53rd Street, Suite 712, Fort Lauderdale, FL 33330, and CEDAR BOULEVARD LEASE FUNDING, LLC, a Delaware limited liability company ("Lender").

      1. Capitalized Terms. Capitalized terms used without definition in this Agreement shall have the meanings assigned to them in Exhibit A attached hereto and incorporated herein by this reference.

      2. Grant of Security Interest. For valuable consideration, receipt and sufficiency of which is hereby acknowledged, each Grantor hereby grants to Lender a continuing security interest in and lien upon all of the personal property of such Grantor including without limitation, such Grantor's right, title and interest in the following described property of such Grantor, whether now in existence or hereafter created or acquired and wheresoever situated, as well as in the cash and non-cash proceeds thereof, including, without limitation, insurance proceeds (all such property being hereinafter collectively referred to as the "Collateral"):

            (a) all Receivables;

            (b) all Equipment;

            (c) all Fixtures;

            (d) all General Intangibles;

            (e) all Intellectual Property;

            (f) all Inventory;

            (g) all Investment Property;

            (h) all Deposit Accounts;

            (i) all Cash;

            (j) all other Goods and tangible and intangible personal property, whether now or hereafter owned or existing, leased, consigned by or to, or acquired by, Grantor and wherever located; and

            (k) all Proceeds of each of the foregoing and all accessions to, substitutions and replacements for, and rents, profits and products of each of the foregoing.

      The security interest granted hereby is to secure the payment and performance of all liabilities and obligations of Grantors to Lender of every kind and description, whether direct or indirect, joint or several, absolute or contingent, secured or unsecured, due or to become due, now existing or hereafter arising, including, without limitation: (i) all liabilities and obligations now or hereafter owing by Grantors to Lender under that certain Guaranty of even date herewith (the "Guaranty"); and (ii) all liabilities and obligations now or thereafter owing by Grantor to Lender under this Agreement. All such liabilities and obligations are hereinafter jointly referred to as the "Indebtedness".

      3. Subordination. Lender shall subordinate its Liens in the personal property of VoIP and its subsidiaries, other than the Borrowers, to the Liens in favor of any future Senior Creditor to the extent such Liens secure Senior Debt .. For purposes of this Agreement (i) "Senior Creditor" shall mean a bank, insurance company, pension fund, or accredited investor, or a syndicate of such institutional lenders that provides Senior Debt financing to VoIP and its subsidiaries; provided, that Senior Creditor shall not include any officer, director, or insider of VoIP or any of its subsidiaries, or any affiliate of the foregoing Persons except upon the express written consent of Lender, (ii) "Senior Debt" shall mean any and all indebtedness and obligations for borrowed money (including principal, premium (if any), interest, fees, charges, expenses, costs, professional fees and expenses, and reimbursement obligations) at any time owing by VoIP to Senior Creditor under the Senior Loan Documents, including such amounts as may accrue or be incurred before or after default or workout or the commencement of any liquidation, dissolution, bankruptcy, receivership or reorganization by or against Borrower; provided, that Senior Debt shall not include debt exceeding five million and No/100 Dollars ($5,000,000.00) outstanding at any one time, and (iii) "Senior Loan Documents" means a loan agreement between Borrower and Senior Creditor and any other agreement, security agreement, document, promissory note, UCC financing statement, or instrument executed by Borrower in favor of Senior Creditor pursuant to or in connection with the Senior Debt, as the same may from time to time be amended, modified, supplemented, extended, renewed, restated or replaced.

      4. Covenants, Representations, and Warranties of Grantor. Each Grantor hereby represents, covenants, warrants, and agrees to and with Lender as follows:

            (a) Grantor is a corporation duly organized, validly existing and in good standing under the laws of the state of its incorporation or formation (as the case may be), and as of the date hereof has its chief executive office and principal place of business indicated at the beginning of this Agreement.

            (b) All risk of loss with respect to the Collateral hereunder shall be upon Grantor, provided, however, that Lender shall bear the risk of loss with respect to any Collateral in its possession.

            (c) Grantor shall keep the Collateral free and clear from any and all security interests, unpaid charges, attachments, levies, and liens of every kind, except for (i) the lien and security interest granted hereunder to Lender hereunder, and (ii) Permitted Liens.

            (d) No Grantor shall dispose of any material item of Collateral except for sales of inventory in the ordinary course of business.

            (e) Grantor shall keep and maintain all tangible items of Collateral in saleable condition, and Grantor agrees that (i) the Collateral may be inspected and examined by Lender or its agents at any reasonable time, upon reasonable notice, and (ii) upon two (2) business days' notice and at any reasonable time, Lender shall have the right to inspect, audit, examine, check, or make copies of, or extracts from, the books, files, accounts, and all other records of Grantor pertaining to Grantor's business or any of the Collateral.

            (f) Grantor shall maintain, with financially sound and reputable insurers, insurance with respect to its properties and business against such casualties and contingencies of such type and in such amounts as is customary in Grantor's business. In addition, Grantor shall cause its insurers to deliver to Lender additional insured and lender loss payable endorsements for all such insurance policies, in form satisfactory to Lender.

            (g) Grantor will execute, or cause to be executed, and deliver to Lender upon Lender's request, any and all instruments or documents necessary or desirable to give effect to this Agreement or to perfect Lender's security interest in any Collateral, including specifically all financing statements, control agreements, motor vehicle titles with Lender's lien noted thereon, landlord waivers, mortgagee waivers and subordination agreements and the delivery to Lender of stock certificates evidencing any securities owned by Grantor, and Grantor shall reimburse Lender for the cost of filing or recording any such documents in all public offices deemed necessary by Lender.

            (h) No Grantor shall change its corporate name, organizational form or jurisdiction of formation without thirty (30) days' prior written notice to Lender and hereby authorizes Lender to file amended financing statements, in form satisfactory to Lender, to perfect or continue the perfection of Lender's lien and security interest hereunder.

            (i) Exhibit B is a true, correct and complete list of (a) all banks and other financial institutions at which Grantor maintains Deposit Accounts and (b) institutions at which Grantor maintains accounts holding Investment Property owned by Grantor, and such exhibit correctly identifies the name, address and telephone number of each bank or other institution, the name in which the account is held, a description of the purpose of the account, and the complete account number therefor. Grantor shall not maintain any Deposit Accounts or accounts holding Investment Property owned by Grantor except (i) accounts identified in Exhibit B and
      (ii) other accounts with respect to which Lender has a perfected security interest in each such account. No Grantor shall transfer or cause to be transferred any funds from any Deposit Account or account holding Investment Property of any Borrower into any Deposit Account or account holding Investment Property of any Grantor unless and until Lender has a perfected security interest in such account.

            (j) Grantor shall comply with the requirements of all applicable laws, rules, regulations and orders of any governmental authority, the noncompliance with which would materially and adversely affect its properties, business or credit.

            (k) Grantor promises to pay any and all reasonable attorneys' and other professionals' fees and expenses incurred by Lender in connection with or related to: (a) the administration, collection, or enforcement of this Agreement or the Guaranty or the Indebtedness; (b) the amendment or modification of this Agreement or the Guaranty or any other agreement evidencing the Indebtedness; (c) any waiver, consent, release, or termination under this Agreement or Guaranty or any other agreement evidencing the Indebtedness; (d) the protection, preservation, sale, lease, liquidation, or disposition of Collateral or the exercise of remedies with respect to the Collateral; (e) any legal, litigation, administrative, arbitration, or out of court proceeding in connection with or related to Grantor or the Collateral, and any appeal or review thereof, unless Grantor is the prevailing party; and (f) any bankruptcy, restructuring, reorganization, assignment for the benefit of creditors, workout, foreclosure, or other action related to Grantor, the Collateral, this Agreement or Guaranty or any other agreement evidencing the Indebtedness, including representing Lender in any adversary proceeding or contested matter commenced or continued by or on behalf of Grantor's estate, and any appeal or review thereof, unless Grantor is the prevailing party. Lender's professional fees and expenses shall include reasonable fees or expenses for Lender's attorneys, accountants, auctioneers, liquidators, appraisers, investment advisors, environmental and management consultants, or experts engaged by Lender in connection with the foregoing. Grantor's promise to pay all of Lender's reasonable professional fees and expenses is part of the Indebtedness under this Agreement. For the purposes of this Section 4(k), attorneys' fees shall include, without limitation, fees incurred in connection with the following: (i) contempt proceedings; (ii) discovery; (iii) any motion, proceeding or other activity of any kind in connection with an insolvency proceeding; (iv) garnishment, levy, and debtor and third party examinations; and (v) post-judgment motions and proceedings of any kind, including without limitation any activity taken to collect or enforce any judgment. All of the foregoing costs and expenses shall be payable upon demand by Lender, and if not paid within thirty (30) days of presentation of invoices shall bear interest at the Default Rate.

            (l) To the best of its knowledge after due inquiry and investigation, there are no actions, suits or proceedings now pending or threatened against any Grantor or affecting any of any Grantor's properties as to which there is a reasonable likelihood of an adverse determination and which, if adversely determined, could, individually or in the aggregate, reasonably be expected to materially and adversely affect its properties, business or credit.

            (m) Grantor's present name, former names (if any), locations, and other information are correctly set forth in Exhibit C.

            (n) Exhibit D is a true, correct and complete list of each of Grantor's Patents, Trademarks, Copyrights and Licenses, together with application or registration numbers, as applicable.

            (o) Exhibit E is a true and correct list identifying all subsidiaries, parents and affiliates of Grantor.

            (p) No Grantor shall (i) pay any dividends or make any distributions on its Equity Securities; (ii) purchase, redeem, retire, defease or otherwise acquire for value any of its Equity Securities (other than repurchases by cancellation of indebtedness pursuant to the terms of employee stock purchase plans, employee restricted stock agreements or similar arrangements in an aggregate amount not to exceed $100,000); (iii) return any capital to any holder of its Equity Securities as such; (iv) make any distribution of assets, Equity Securities, obligations or securities to any holder of its Equity Securities as such; or (v) set apart any sum for any such purpose.

            (q) VoIP shall provide the following to Lender, promptly as they are available, (i) unaudited monthly consolidated and consolidating financial statements (but in any event within 21 days of month end), (ii) audited annual consolidated and consolidating financial statements (but in any event within 90 days of year end), and (iii) such other financial information as Lender may reasonably request from time to time and upon reasonable advance written notice given to VoIP from Lender.

            (r) All of the information and documents heretofore, concurrently herewith or hereafter to be furnished to Lender pursuant to or in connection with this Agreement and the Lender Agreement and the Lender Loan Agreement are and will be true, correct, accurate and complete in all material respects.

      5. Events of Default. It is understood and agreed that an "Event of Default" shall be deemed to have occurred under this Agreement, and Lender shall be entitled to take such actions as are elsewhere provided herein, in the event that:

            (a) Any Grantor fails to pay any of the Indebtedness to Lender on the payment due date and any applicable cure period under the Guaranty or other documentation evidencing the Indebtedness has expired; or (b) any Grantor fails to keep or perform any of the covenants or agreements contained herein or in any other existing agreement with Lender (other than a covenant or agreement to pay); (c) any representation or warranty of any Grantor herein shall prove to have been false, incorrect or misleading in any material respect when made or furnished or is breached, violated, or not complied with; (d) an event of default under the Guaranty has occurred; and any applicable cure period has expired (e) any bankruptcy petition with respect to any Grantor shall hereafter be filed by such Grantor or any receiver, trustee or other custodian shall be appointed for any Grantor or any of its properties upon such Grantor's request, or (f) any bankruptcy petition with respect to any Grantor shall hereafter be filed by a third party against such Grantor, or any receiver, trustee or other custodian shall be appointed for any Grantor or any of its properties upon a third party's request.

      6. Rights and Remedies Upon Default. Upon and after the occurrence and during the continuation of any one or more of the Events of Default specified in
Section 5 hereof, all of the Indebtedness shall, at the option of Lender and without any notice to or demand upon any Grantor of any kind (other than any required by applicable law, but only to the extent the waiver of such notice by such Grantor hereunder is not legally enforceable), become immediately due and payable, and Lender shall thereupon have any and all rights and remedies afforded to a secured party under the UCC, together with every right and remedy available to Lender under any other applicable law, including, the right to release, hold, sell, lease, liquidate, collect, realize upon, or otherwise dispose of all or any part of the Collateral and the right to occupy, utilize, process and commingle the Collateral. All of Lender's rights and remedies shall be cumulative and not exclusive and may be exercised concurrently or seriatim, and are in addition to and not in lieu of any other rights of Lender at law, in equity, under statute or under any other agreement with any Grantor. Upon the occurrence and during the continuance of any Event of Default, Lender may, at any time or from time to time, apply, collect, liquidate, sell in one or more sales, lease or otherwise dispose of, any or all of the Collateral, in its then condition or following any commercially reasonable preparation or processing, in such order as Lender may elect. Lender acknowledges and agrees that Grantors shall have the right to redeem the Collateral in accordance with the provisions of Section 9-623 of the UCC and that Lender shall give Grantors five (5) calendar days notice of any sale or other disposition of any of the Collateral pursuant hereto.

      7. Waivers. In addition to the other waivers contained herein and in any other agreement between Grantors and Lender, each Grantor hereby expressly waives, to the extent permitted by law, demand, protest, notice of protest, notice of default or dishonor, notice of payments and nonpayments, or of any default, release, compromise, settlement, extension or renewal of all commercial paper, instruments or guaranties at any time held by Lender on which such Grantor may in any way be liable, and notice of any action taken by Lender unless expressly required by this Agreement or by law.

      8. Indulgences Not Waivers. Neither the failure nor any delay on the part of Lender to exercise any right, remedy, power or privilege hereunder shall operate as a waiver thereof or give rise to any estoppel, nor be construed as an agreement to modify the terms of this Agreement, nor shall any single or partial exercise by Lender of any right, remedy, power or privilege preclude any other or further exercise by Lender of the same or of any other right, remedy, power, or privilege; nor shall any waiver by Lender of any right, remedy, power or privilege with respect to any occurrence be construed as a waiver of such right, remedy, power or privilege with respect to any other occurrence. No waiver by a party hereunder shall be effective unless it is in writing and signed by the party making such waiver, and then only to the extent specifically stated in such writing.

      9. Notices. Except as otherwise provided herein, any notice, demand, request, consent, approval, declaration, service of process or other communication (including the delivery of Financial Statements) that is required, contemplated, or permitted under this Agreement or with respect to the subject matter hereof shall be in writing, and shall be deemed to have been validly served, given, delivered, and received upon the earlier of: (i) the first business day after transmission by facsimile (receipt confirmed) or hand delivery or deposit with an overnight express service or overnight mail delivery service; or (ii) the fifth calendar day after deposit in the United States mails, with proper first class postage prepaid, and shall be addressed to the party to be notified as follows:

                  If to Lender:          Cedar Boulevard Lease Funding LLC
                                         Jan Haas, Managing Partner
                                         22 South Main St., Suite 1
                                         Topsfield, MA  01983
                                         Fax: (978) 887-0292
                                         Phone: (978) 887-0298

                  with copies to:
                                         Winston & Strawn LLP
                                         Attention: John D. Fredericks, Esq.
                                         101 California Street, 39th Floor
                                         San Francisco, CA 94111
                                         Fax: (415) 591-1400
                                         Phone: (415) 591-1000

                   If to Grantors:
                                         c/o Voip, Inc.
                                         12330 SW 53rd St., Suite 712
                                         Fort Lauderdale, FL  33330
                                         Fax: (954) 434-2877
                                         Phone: (954) 434-2000

                                         Andrews Kurth LLP
                                         Attn:  Ronald L. Brown
                                         1717 Main St., Suite 3700
                                         Dallas, TX 75201
                                         Fax:  (214) 659-4819
                                         Phone:  (214) 659-4469

or to such other address as each party may designate for itself by like notice.

      10. Governing Law. This Agreement shall be governed by, and construed and enforced in accordance with, the laws of the State of Illinois, excluding conflict of laws principles that would cause the application of laws of any other jurisdiction. In the event of any dispute concerning, or action to enforce this Agreement, each Grantor and Lender hereby consent to the venue and jurisdiction of the state and federal courts located in Cook County, Illinois, and waive any right to object thereto.

      11. Entire Agreement. This Agreement constitutes and expresses the entire understanding between the parties hereto with respect to the subject matter hereof, and supersedes all prior and contemporaneous agreements and understandings, inducements or conditions, and the express terms hereof control and supersede any course of performance and/or usage of the trade inconsistent with any of the terms hereof. Neither this Agreement nor any portion or provision hereof may be changed, altered, waived, modified, supplemented, discharged, canceled, terminated, or amended orally or in any manner other than by an agreement in writing signed by the parties hereto.

      12. Paragraph Headings. The paragraph headings in this Agreement are for convenience of reference only; they form no part of this Agreement and shall not affect its interpretation.

      13. Severability. The provisions of this Agreement are independent of and separable from each other. If any provision hereof shall for any reason be held invalid or unenforceable, such invalidity or unenforceability shall not affect the validity or enforceability of any other provision hereof, but this Agreement shall be construed as if such invalid or unenforceable provision had never been contained herein.

      14. Successors and Assigns. The rights, remedies, powers, and privileges of Lender hereunder shall inure to the benefit of the successors and assigns of Lender, and the duties and obligations of Grantors hereunder shall bind the heirs, executors, administrators, successors and assigns of Grantors. Lender may assign, or sell participations in, its right, title and interest herein, in any of the Indebtedness, in the Collateral, and in any agreements or instruments now or hereafter evidencing or securing any agreements or instruments now or hereafter evidencing or securing any of the Indebtedness at any time or times without notice to or the consent of any Grantor. However, Grantors may rely on Lender continuing to hold the Indebtedness and any agreements or instruments evidencing or securing the Indebtedness until Grantors receive actual notice from Lender of any such assignment.

      15. Mutual Waiver Of Jury Trial. Because disputes arising in connection with complex financial transactions are most quickly and economically resolved by an experienced and expert person and the parties wish applicable state and federal laws to apply (rather than arbitration rules), the parties desire that their disputes be resolved by a judge applying such applicable laws. LENDER AND EACH GRANTOR SPECIFICALLY WAIVES ANY RIGHT IT MAY HAVE TO TRIAL BY JURY OF ANY CAUSE OF ACTION, CLAIM, CROSS-CLAIM, COUNTERCLAIM, THIRD PARTY CLAIM OR ANY OTHER CLAIM ARISING OUT OF THIS AGREEMENT (COLLECTIVELY, "CLAIMS") ASSERTED BY ANY GRANTOR AGAINST LENDER OR ITS ASSIGNEE OR BY LENDER OR ITS ASSIGNEE AGAINST ANY GRANTOR. This waiver extends to all such Claims, including Claims that involve Persons other than Grantors and Lender.

      16. WAIVERS. EACH GRANTOR ACKNOWLEDGES THAT THE FOREGOING WAIVERS ARE A MATERIAL INDUCEMENT TO LENDER'S ENTERING INTO THIS AGREEMENT AND THAT LENDER IS RELYING UPON THE FOREGOING WAIVERS IN ITS FUTURE DEALINGS WITH GRANTORS. EACH GRANTOR WARRANTS AND REPRESENTS THAT IT HAS REVIEWED THE FOREGOING WAIVERS WITH ITS LEGAL COUNSEL AND HAS KNOWINGLY AND VOLUNTARILY WAIVED ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL. IN THE EVENT OF LITIGATION, THIS AGREEMENT MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.

      17. Miscellaneous. Time is of the essence of this Agreement.

      18. Counterparts. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so delivered shall be deemed an original, but all of which counterparts shall constitute but one and the same instrument. Delivery of an executed counterpart of a signature page to this Agreement by facsimile transmission shall be effective as delivery of a manually executed counterpart thereof.



                  [Remainder of Page Intentionally Left Blank]

SECURITY AGREEMENT SIGNATURE PAGE

      IN WITNESS WHEREOF, Lender and each Grantor have duly executed and delivered this Agreement as of the day and year first above written.

         GRANTORS:      VOIP, INC.


                        Signature:          /s/ Steven Ivester
                                          ----------------------------------
                        Print Name:         Steven Ivester
                                          ----------------------------------
                        Title:              Chief Executive Officer
                                          ----------------------------------



                        EGLOBALPHONE, INC.


                        Signature:          /s/ Steven Ivester
                                          ----------------------------------
                        Print Name:         Steven Ivester
                                          ----------------------------------
                        Title:              Chief Executive Officer
                                          ----------------------------------



                        VOIP SOLUTIONS, INC.


                        Signature:          /s/ Steven Ivester
                                          ----------------------------------
                        Print Name:         Steven Ivester
                                          ----------------------------------
                        Title:              Chief Executive Officer
                                          ----------------------------------



                        DTNET TECHNOLOGIES, INC.


                        Signature:          /s/ Steven Ivester
                                          ----------------------------------
                        Print Name:         Steven Ivester
                                          ----------------------------------
                        Title:              Chief Executive Officer
                                          ----------------------------------



                        VOIP AMERICAS, INC.


                        Signature:          /s/ Steven Ivester
                                          ----------------------------------
                        Print Name:         Steven Ivester
                                          ----------------------------------
                        Title:              Chief Executive Officer
                                          ----------------------------------

         LENDER:        CEDAR BOULEVARD LEASE FUNDING, LLC


                        Signature:          /s/ Constantine Dakolias
                                          ----------------------------------
                        Print Name:         Constantine Dakolias
                                          ----------------------------------
                        Title:              Chief Credit Officer
                                          ----------------------------------

                                    EXHIBIT A
                                       TO
                               SECURITY AGREEMENT

                                   DEFINITIONS

"Account" means any "account," as such term is defined in the UCC, now owned or hereafter acquired by any Grantor or in which any Grantor now holds or hereafter acquires any interest and, in any event, shall include, without limitation, all accounts receivable, book debts, rights to payment, and other forms of obligations now owned or hereafter received or acquired by or belonging or owing to any Grantor (including, without limitation, under any trade name, style or division thereof), whether or not arising out of goods or software sold or services rendered by any Grantor or from any other transaction (including, without limitation, any such obligation that may be characterized as an account or contract right under the UCC), and all of any Grantor's rights in, to and under all purchase orders or receipts now owned or hereafter acquired by it for goods or services, and all of any Grantor's rights to any goods represented by any of the foregoing (including, without limitation, unpaid seller's rights of rescission, replevin, reclamation and stoppage in transit and rights to returned, reclaimed or repossessed goods), and all monies due or to become due to any Grantor under all purchase orders and contracts for the sale of goods or the performance of services or both by any Grantor or in connection with any other transaction (whether or not yet earned by performance on the part of any Grantor), now in existence or hereafter occurring, including, without limitation, the right to receive the proceeds of said purchase orders and contracts, and all collateral security and guarantees of any kind given by any Person with respect to any of the foregoing.

"Agreement" means the Security Agreement dated as of May __, 2005, by and among Grantors and Lender, as the same may be amended, supplemented, restated, or otherwise modified from time to time, in accordance with the terms hereof.

"Borrowers" means the Borrowers under that certain Subordinated Loan and Security Agreement dated as of June 1, 2004, as amended by that certain First Amendment to Subordinated Loan and Security Agreement dated as of July 22, 2004, and that certain Second Amendment to Subordinated Loan and Security Agreement dated as of August 27, 2004.

"Cash" means all cash, money, currency, and liquid funds, wherever held, in which any Grantor now or hereafter acquires any right, title, or interest.

"Claims" shall have the meaning attributed to such term in Section 15 of this Agreement.

"Collateral" shall have the meaning attributed to such term in Section 2 of this Agreement.

"Chattel Paper" means any "chattel paper," as such term is defined in the UCC, now owned or hereafter acquired by any Grantor or in which any Grantor now holds or hereafter acquires any interest.

"Copyright License" means any written agreement granting any right to use any Copyright or Copyright registration, now owned or hereafter acquired by any Grantor or in which any Grantor now holds or hereafter acquires any interest.

"Copyrights" means all of the following property, now owned or hereafter acquired by any Grantor or in which any Grantor now holds or hereafter acquires any interest: (i) all copyrights, whether registered or unregistered, held pursuant to the laws of the United States, any State thereof, or of any other country; (ii) all registrations, applications and recordings in the United States Copyright Office or in any similar office or agency of the United States, of any State thereof, or of any other country; (iii) all continuations, renewals or extensions thereof; and (iv) all registrations to be issued under any pending applications.

"Default Rate" means 17.5%, but such rate shall in no event be more than the highest rate permitted by applicable law.

"Deposit Accounts" means any "deposit accounts," as such term is defined in the UCC, and includes any checking account, savings account, or certificate of deposit now owned or hereafter acquired by any Grantor or in which any Grantor now holds or hereafter acquires any interest.

"Documents" means any "documents," as such term is defined in the UCC, now owned or hereafter acquired by any Grantor or in which any Grantor now holds or hereafter acquires any interest.

"Equipment" means any "equipment," as such term is defined in the UCC, and any and all additions, upgrades, substitutions, and replacements of the foregoing, together with all attachments, components, parts, accessions, and accessories installed thereon or affixed thereto, now owned or hereafter acquired by any Grantor or in which any Grantor now holds or hereafter acquires any interest.

"Equity Securities" of any Person shall mean (a) all common stock, preferred stock, participations, shares, partnership interests or other equity interests in and of such Person (regardless of how designated and whether or not voting or non-voting) and (b) all warrants, options and other rights to acquire any of the foregoing.

"Event of Default" shall have the meaning attributed to such term in Section 5 of this Agreement.

"Fixtures" means any "fixtures," as such term is defined in the UCC, together with all right, title and interest of any Grantor in and to all extensions, improvements, betterments, accessions, renewals, substitutes, and replacements of, and all additions and appurtenances to any of the foregoing property, and all conversions of the security constituted thereby, immediately upon any acquisition or release thereof or any such conversion, as the case may be, now owned or hereafter acquired by any Grantor or in which any Grantor now holds or hereafter acquires any interest.

"General Intangibles" means any "general intangibles," as such term is defined in the UCC, and, in any event, shall include, without limitation, all right, title and interest which any Grantor may now or hereafter have in or under any rights to payment; payment intangibles; software; proprietary or confidential information; business records and materials; customer lists; interests in partnerships, joint ventures, business associations, corporations, and limited liability companies; permits; claims in or under insurance policies (including unearned premiums and retrospective premium adjustments); and rights to receive tax refunds and other payments and rights of indemnification now owned or hereafter acquired by any Grantor or in which any Grantor now holds or hereafter acquires any interest.

"Goods" means any "goods," as such term is defined in the UCC, now owned or hereafter acquired by any Grantor or in which any Grantor now holds or hereafter acquires any interest.

"Grantor" and "Grantors" shall have the meanings assigned thereto in the preamble to the Agreement.

"Indebtedness" shall have the meaning attributed to such term in Section 2 of this Agreement.

"Instruments" means any "instrument," as such term is defined in the UCC, now owned or hereafter acquired by any Grantor or in which any Grantor now holds or hereafter acquires any interest.

"Intellectual Property" means all Copyrights; Trademarks; Patents; Licenses; source codes developed by any Grantor; trade secrets; inventions (whether or not patented or patentable); technical information, procedures, processes, designs, knowledge, and know-how; data bases; models; drawings; skill, expertise, and experience; websites, domain names, and URL's; and applications therefor and reissues, extensions, or renewals thereof; and goodwill associated with any of the foregoing; together with rights to sue for past, present and future infringement of Intellectual Property and the goodwill associated therewith.

"Inventory" means any "inventory," as such term is defined in the UCC, now owned or hereafter acquired by any Grantor or in which any Grantor now holds or hereafter acquires any interest, and, in any event, shall include, without limitation, all Goods and personal property that are held by or on behalf of any Grantor for sale or lease or are furnished or are to be furnished under a contract of service, or that constitute raw materials, work in process or materials used or consumed or to be used or consumed in any Grantor's business, or the processing, packaging, promotion, delivery or shipping of the same, and all finished goods, whether or not the same is in transit or in the constructive, actual or exclusive possession of any Grantor or is held by others for any Grantor's account, including, without limitation, all property covered by purchase orders and contracts with suppliers and all Goods billed and held by suppliers and all such property that may be in the possession or custody of any carriers, forwarding agents, truckers, warehousemen, vendors, selling agents or other Persons.

"Investment Property" means any "investment property," as such term is defined in the UCC, and includes any certificated security, uncertificated security, money market funds, bonds, mutual funds, and U.S. Treasury bills or notes, now owned or hereafter acquired by any Grantor or in which any Grantor now holds or hereafter acquires any interest.

"Letter of Credit Rights" means any "letter of credit rights," as such term is defined in the UCC, now owned or hereafter acquired by any Grantor or in which any Grantor now holds or hereafter acquires any interest, including any right to payment or performance under any letter of credit.

"Licenses" means any Copyright License, Patent License, Trademark License or other license of rights or interests now held or hereafter acquired by any Grantor or in which any Grantor now holds or hereafter acquires any interest and any renewals or extensions thereof.

"Lien" means any mortgage, deed of trust, pledge, hypothecation, assignment for security, security interest, encumbrance, levy, lien or charge of any kind, whether voluntarily incurred or arising by operation of law or otherwise, against any property, any conditional sale or other title retention agreement, any lease in the nature of a security interest, and the filing of any financing statement (other than a precautionary financing statement with respect to a lease that is not in the nature of a security interest) under the UCC or comparable law of any jurisdiction.

"Patent License" means any written agreement granting any right with respect to any invention on which a Patent is in existence or a Patent application is pending, in which agreement any Grantor now holds or hereafter acquires any interest.

"Patents" means all of the following property, now owned or hereafter acquired by any Grantor or in which any Grantor now holds or hereafter acquires any interest: (a) all letters patent of, or rights corresponding thereto, in the United States or in any other country, all registrations and recordings thereof, and all applications for letters patent of, or rights corresponding thereto, in the United States or any other country, including, without limitation, registrations, recordings and applications in the United States Patent and Trademark Office or in any similar office or agency of the United States, any State thereof or any other country; (b) all reissues, continuations, continuations-in-part or extensions thereof; (c) all petty patents, divisionals, and patents of addition; and (d) all patents to be issued under any such applications.

"Permitted Liens" means any and all of the following: (i) Liens in favor of Lender; (ii) Liens for taxes, fees, assessments or other governmental charges or levies, either not delinquent or being contested in good faith by appropriate proceedings; provided, that such Liens do not have priority (or are being so contested and any Grantor has bonded against such liens in full) over any of Lender's Liens and any Grantor maintains adequate reserves therefor in accordance with GAAP; (iii) Liens securing claims or demands of materialmen, artisans, mechanics, carriers, warehousemen, landlords and other like Persons arising in the ordinary course of any Grantor's business and imposed without action of such parties; provided, that the payment thereof is not yet required;
(iv) Liens arising from judgments, decrees or attachments in circumstances which do not constitute an Event of Default hereunder; (v) the following deposits, to the extent made in the ordinary course of business: deposits under worker's compensation, unemployment insurance, social security and other similar laws, or to secure the performance of bids, tenders or contracts (other than for the repayment of borrowed money) or to secure indemnity, performance or other similar bonds for the performance of bids, tenders or contracts (other than for the repayment of borrowed money) or to secure statutory obligations (other than liens arising under ERISA or environmental liens) or surety or appeal bonds, or to secure indemnity, performance or other similar bonds; and (vi) Liens on insurance proceeds in favor of insurance companies granted solely as security for financed premiums.

"Person" means any individual, sole proprietorship, partnership, joint venture, trust, unincorporated organization, association, corporation, limited liability company, institution, public benefit corporation, other entity or government (whether federal, state, county, city, municipal, local, foreign, or otherwise, including any instrumentality, division, agency, body or department thereof).

"Proceeds" means "proceeds," as such term is defined in the UCC and, in any event, shall include, without limitation, (a) any and all Accounts, Chattel Paper, Instruments, Cash, proceeds of letters of credit, Letter of Credit Rights, Supporting Obligations, or other proceeds payable to any Grantor from time to time in respect of the Collateral, (b) any and all proceeds of any insurance, indemnity, warranty or guaranty payable to any Grantor from time to time with respect to any of the Collateral, (c) any and all payments (in any form whatsoever) made or due and payable to any Grantor from time to time in connection with any requisition, confiscation, condemnation, seizure or forfeiture of all or any part of the Collateral by any governmental authority (or any Person acting under color of governmental authority), (d) the proceeds, damages, or recovery based on any claim of any Grantor against third parties (i) for past, present or future infringement of any Copyright, Copyright License, Patent or Patent License or (ii) for past, present or future infringement or dilution of any Trademark or Trademark License or for injury to the goodwill associated with any Trademark, Trademark registration or Trademark licensed under any Trademark License, and (e) any and all other amounts from time to time paid or payable under or in connection with any of the Collateral.

"Receivables" " means (i) all of any Grantor's Accounts, Instruments, Documents, Chattel Paper, Supporting Obligations, letters of credit, proceeds of any letter of credit, and Letter of Credit Rights, and (ii) all customer lists, software, and business records related thereto.

"Lender" shall have the meaning assigned thereto in the preamble to the Agreement.

"Supporting Obligations" means any "supporting obligations," as such term is defined in the UCC, now owned or hereafter acquired by any Grantor or in which any Grantor now holds or hereafter acquires any interest.

"Trademark License" means any written agreement granting any right to use any Trademark or Trademark registration, now owned or hereafter acquired by any Grantor or in which any Grantor now holds or hereafter acquires any interest.

"Trademarks" means all of the following property, now owned or hereafter acquired by any Grantor or in which any Grantor now holds or hereafter acquires any interest: (a) all trademarks, trade names, corporate names, business names, trade styles, service marks, logos, other source or business identifiers (and all goodwill associated therewith), prints and labels on which any of the foregoing have appeared or appear, and designs of like nature, now existing or hereafter adopted or acquired, all registrations and recordings thereof, and any applications in connection therewith, including, without limitation, registrations, recordings and applications in the United States Patent and Trademark Office or in any similar office or agency of the United States, any State thereof or any other country or any political subdivision thereof, and (b) all reissues, extensions or renewals thereof.

"UCC" means the Uniform Commercial Code as the same is, from time to time, in effect in the State of Illinois; provided, that in the event that, by reason of mandatory provisions of law, any or all of the attachment, perfection or priority of, or remedies with respect to, Secured Party's Lien on any Collateral is governed by the Uniform Commercial Code as the same is, from time to time, in effect in a jurisdiction other than the State of Illinois, then the term "UCC" shall mean the Uniform Commercial Code as in effect, from time to time, in such other jurisdiction solely for purposes of the provisions thereof relating to such attachment, perfection, priority or remedies and for purposes of definitions related to such provisions. Unless otherwise defined herein, terms that are defined in the UCC and used herein shall have the meanings given to them in the UCC.

                                    EXHIBIT B
                                       TO
                               SECURITY AGREEMENT

               GRANTORS' DEPOSIT ACCOUNTS AND INVESTMENT ACCOUNTS

DEPOSIT ACCOUNTS:

-------------------------------------------------------------------------------
Institution      Description      Name of Account   Number    Bank Contact
-----------      -----------      ---------------   ------    ------------
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

INVESTMENT ACCOUNTS:

-------------------------------------------------------------------------------
Institution   Description   Name of Account    Number     Bank Contact
-----------   -----------   ---------------    ------     ------------
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

                                    EXHIBIT C
                                       TO
                               SECURITY AGREEMENT

               NAME, LOCATIONS, AND OTHER INFORMATION FOR GRANTORS


1.    Grantor's current name and organizational status:

      Name:

      Type of organization:

      State of organization:

      Organization file number:

2. For five (5) years prior hereto, Grantor did not do business under any other name or organization or form except the following:

      Name and Dates:

3.    Grantor's fiscal year ends on:

4.    Grantor's federal employer tax identification number is:

5. The street addresses, cities, states and postal codes of Grantor's current locations as of the date hereof are:

      Chief Executive Office:

      Principal Place of Business:

      Locations of Collateral:

                                    EXHIBIT D
                                       TO
                               SECURITY AGREEMENT

             GRANTORS' PATENTS, TRADEMARKS, COPYRIGHTS AND LICENSES

I.    PATENTS

-------------------------------------------------------------------------------
PATENTS
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
         Patent Name         Status and Date Issued          Patent Number
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------


-------------------------------------------------------------------------------
PATENT APPLICATIONS
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
         Name              Status and Date Filed      Application Number
-------------------------------------------------------------------------------


-------------------------------------------------------------------------------
PATENT LICENSES
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
         Name            Licensor       Licensee             Patent Number
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

II.   TRADEMARKS

-------------------------------------------------------------------------------
TRADEMARKS
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
         Name           Date Filed or Issued       Serial Number      Status
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------


-------------------------------------------------------------------------------
TRADEMARK APPLICATIONS
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
         Name               Date Filed         Serial Number        Status
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------


-------------------------------------------------------------------------------
TRADEMARK LICENSES
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
        Name             Licensor              Licensee             Number
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

III.  COPYRIGHTS

-------------------------------------------------------------------------------
COPYRIGHT REGISTRATIONS
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
    Registration No.        Title         Registration Date        V & A No.
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------


-------------------------------------------------------------------------------
APPLICATIONS FOR COPYRIGHT REGISTRATION
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
        Title                   Date Filed                     V & A No.
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------


-------------------------------------------------------------------------------
COPYRIGHT LICENSES
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
       Licensor              Licensee               Title            V & A No.
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

                                    EXHIBIT E
                                       TO
                               SECURITY AGREEMENT

                 GRANTORS' SUBSIDIARIES, PARENTS AND AFFILIATES

      I.    Subsidiaries



      II.   Parents



      III.  Affiliates


o                                       E-1